EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                                  AS ADDED BY
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Jacksonville Bancorp, Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Cheryl L. Whalen, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    To my knowledge,  the information contained in the Report fairly presents,
      in  all  material  respects,   the  financial  condition  and  results  of
      operations of the Company as of and for the period covered by the report.

Date:  March 26, 2004           By: /s/ Cheryl L. Whalen
      ---------------               ------------------------------------------
                                    Cheryl L. Whalen, Executive Vice President
                                     and Chief Financial Officer